UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(954) 380-3343

Registrant’s Telephone Number, Including Area Code

________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2026, Edgemode, Inc. (the “Company”), Blackberry, AIF (“BAIF”) and DC Estate Solutions Cayman Limited (collectively, the “Parties”) entered into a second addendum (the “Second Addendum”) to that certain Joint Venture Agreement effective January 22, 2026, as amended by that certain addendum dated January 27, 2026 (the “Joint Venture Agreement”), by and among the Parties. Pursuant to the Second Addendum, the Parties agreed to: (1) increase the capacity of the Spain-based data centers to 4,350 MW and (2) exchange the stock options to purchase an aggregate of 400,000,000 shares of common stock of the Company issued to BAIF or its assignees issued under the Joint Venture Agreement for 400,000,000 shares of the Company’s restricted common stock (the “Shares”) to BAIF or its assignees with the Shares being fully paid and non-assessable on the date of execution of the Second Addendum. Except as set forth herein, the terms of the Joint Venture Agreement remain in full force and effect.

The foregoing description of the Second Addendum is not complete and is qualified in its entirety by the full text of the Second Addendum, filed herewith as Exhibit 10.1 which is incorporated by reference into this item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference. The issuance of the Shares were exempt from registration pursuant to Section 3(a)(9) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit #	Exhibit Description
10.1	Second Addendum to Joint Venture Agreement, as amended, by and among Edgemode, Inc., Blackberry AIF, S.L. and DC Estate Solutions Cayman Limited dated March 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: March 24, 2026	By:	/s/ Charles Faulkner
	Name:	Charles Faulkner
	Title:	Chief Executive Officer

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